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                                                                   EXHIBIT 10.56

                                     FORM OF
                          SAFETY INSURANCE GROUP, INC.
                     2002 MANAGEMENT OMNIBUS INCENTIVE PLAN

                          NOTICE OF STOCK OPTION GRANT
                            FOR NONQUALIFIED OPTIONS

     You (the "Optionee") have been granted the following option to purchase common shares of Safety Insurance Group, Inc. (the "Company"), par value $0.01 per share ("Share"), pursuant to the Safety Insurance Group, Inc. 2002 Management Omnibus Incentive Plan (the "Plan"):

   Name of Optionee:                           [       ]

   Total Number of Shares Subject to Option:   [       ]

   Type of Option:                             Nonqualified Stock Option ("NQSO")

   Option Exercise Price Per Share:            $[      ]

   Effective Date of Grant:                    [       ]

   Vesting Schedule:                           Subject to earlier vesting pursuant to the
                                               terms of the Plan and the attached Nonqualified
                                               Stock Option Agreement, provided you have not
                                               had a Termination of Service on or prior to
                                               such date(s), the right to exercise this option
                                               shall vest as follows:
                                               [Insert Vesting Schedule]

   Expiration Date:                            [       ]

                                               The Option may expire earlier upon Termination
                                               of Service

By your signature and the signature of the Company's representative below, you and the Company agree that this option is granted under and governed by the terms and conditions of the Plan and the stock option agreement, both of which are attached to and made a part of this document.

   OPTIONEE:                                  SAFETY INSURANCE GROUP, INC.:

                                              By:
   ----------------------------------            -------------------------------
   Date:                                      Title:
        -----------------------------               ----------------------------
   Address:                                   Date:
           --------------------------              -----------------------------

           --------------------------

           --------------------------

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                                     FORM OF
                          SAFETY INSURANCE GROUP, INC.
                       NONQUALIFIED STOCK OPTION AGREEMENT

SECTION 1. GRANT OF OPTION.

           (a) OPTION. On the terms and conditions set forth in the Notice of Stock Option Grant and this Stock Option Agreement (the "Agreement"), the Company grants to the Optionee on the Effective Date of Grant the option (the "Option") to purchase at the Option Exercise Price the number of Shares set forth in the Notice of Stock Option Grant. The Option is intended to be a Nonqualified Stock Option ("NQSO").

           (b) PLAN AND DEFINED TERMS. The Option is granted pursuant to the Plan, a copy of which the Optionee acknowledges having received. All terms, provisions, and conditions applicable to the Option set forth in the Plan and not set forth herein are hereby incorporated by reference herein. To the extent any provision hereof is inconsistent with a provision of the Plan, the provisions of the Plan will govern. All capitalized terms that are used in this Agreement and not otherwise defined herein shall have the meanings ascribed to them in the Plan.

SECTION 2. RIGHT TO EXERCISE.

           The Option may be exercised, in whole or in part, prior to expiration to the extent it is vested. The Notice of Stock Option Grant contains the Option vesting schedule. The exercise procedures set forth in Section 6.6 of the Plan shall govern the exercise of the Option.

SECTION 3. TERM AND EXPIRATION.

           (a) BASIC TERM. Subject to earlier termination pursuant to the terms hereof, the Option shall expire on the expiration date set forth in the Notice of Stock Option Grant, which date is 10 years after the Effective Date of Grant.

           (b) TERMINATION OF SERVICE. If the Optionee's service terminates, the Option shall expire as set forth in Article 9 of the Plan. If the Optionee dies after Termination of Service but before the expiration of the Option, all or part of this Option may be exercised (prior to expiration) by the personal representative of the Optionee or by any person who has acquired this Option directly from the Optionee by will, bequest or inheritance, but only to the extent that the Option was vested and exercisable upon the Optionee's Termination of Service.

SECTION 4. MISCELLANEOUS PROVISIONS.

     [(a)  INSERT THE FOLLOWING FOR OFFICERS, EMPLOYEES AND EMPLOYEE-DIRECTORS:
TAX WITHHOLDING. The Company may make such provisions as are necessary for the withholding of all applicable taxes on the Option, in accordance with Article 16 of the Plan. With respect to the minimum statutory tax withholding required with respect to the Option, the Optionee may elect

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to satisfy such tax withholding requirement by having the Company withhold
Shares from the Option upon exercise.]

     [(a)/(b)] RIGHTS AS A STOCKHOLDER. Neither the Optionee nor the Optionee's representative shall have any rights as a stockholder with respect to any Shares subject to this Option until the Option has been exercised and Share certificates have been issued to the Optionee or representative, as the case may be.

     [(b)/(c)] RATIFICATION OF ACTIONS. By accepting the Option, the Optionee and each person claiming under or through the Optionee shall be conclusively deemed to have indicated the Optionee's acceptance and ratification of, and consent to, any action taken under the Plan or this Agreement and Notice of Stock Option Grant by the Company, the Board, or the Committee.

     [(c)/(d)] NOTICE. Any notice required by the terms of this Agreement shall be given in writing and shall be deemed effective upon personal delivery or upon deposit with the United States Postal Service, by registered or certified mail, with postage and fees prepaid. Notice shall be addressed to the Company at its principal executive office and to the Optionee at the address that he or she most recently provided in writing to the Company.

     [(d)/(e)] CHOICE OF LAW. This Agreement and the Notice of Stock Option Grant shall be governed by, and construed in accordance with, the laws of New York, as such laws are applied to contracts entered into and performed in such state.

     [(e)/(f)] COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     [(f)/(g)] MODIFICATION OR AMENDMENT. This Agreement may only be modified or amended by written agreement executed by the parties hereto; provided, however, that the adjustments permitted pursuant to Section 4.2 of the Plan may be made without such written agreement.

     [(g)/(h)] SEVERABILITY. In the event any provision of this Agreement shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions of this Agreement, and this Agreement shall be construed and enforced as if such illegal or invalid provision had not been included.

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